                                                                    Exhibit 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Felix E. Wright, Chairman and Chief Executive Officer of Leggett & Platt, Incorporated ("L&P"), state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of L&P, and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with L&P's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o Annual Report on Form 10-K of L&P for the fiscal year ended December 31, 2001, filed on March 28, 2002 with the Commission;

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of L&P filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o      any amendments to any of the foregoing.

/s/   Felix E. Wright                                    Subscribed and sworn to
-----------------------------                            before me this 5th day
Felix E. Wright, Chairman and                            of August 2002.
Chief Executive Officer

Date:  August 5, 2002                                    /s/   Beth M. Carney
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                                                         Notary Public

                                                         My Commission Expires:
                                                         8-26-03  [notary seal]
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